UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 13, 2005

Cleveland-Cliffs Inc
__________________________________________
(Exact name of registrant as specified in its charter)

Ohio	1-8944	34-1464672
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1100 Superior Avenue, Cleveland, Ohio		44114-2589
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	216-694-5700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 13, 2005 the Company entered into an indemnification agreement (the "Indemnification Agreement") with Susan M. Cunningham, the form of which was previously approved by the Board of Directors ("Board") and the Company's shareholders. Ms. Cunningham was elected to the Board of Directors on September 13, 2005. The Indemnification Agreement provides that, to the extent permitted by Ohio law, the Company will indemnify Ms. Cunningham against all expenses, costs, liabilities and losses (including attorneys’ fees, judgments, fines or settlements) incurred or suffered by her in connection with any suit in which she is a party or otherwise involved as a result of her service as a member of the Board. A copy of the form of indemnification agreement is included as Exhibit 10(a) to this Current Report on Form 8-K. The foregoing discussion of the terms of the Indemnification Agreement is qualified in its entirely by reference to the full text of the form indemnification agreement, which is incorporated by reference herein.

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 13, 2005, the Board of Directors of the Company elected Susan M. Cunningham as a director of the Company, filling the second of two vacancies created by the retirement of two directors who did not stand for reelection at the Company's 2005 annual meeting.

Ms. Cunningham will serve on the Audit and the Finance Committees of the Board of Directors.

Ms. Cunningham is Senior Vice President of Exploration for Noble Energy Inc., an international oil and gas exploration company, a position she has held sinced 2001. Ms. Cunningham is responsible for global exploration. Prior to joining Noble Energy Inc. in 2001, Ms. Cunningham had been Vice President, Worldwide Exploration with Texaco. Ms. Cunningham has worked in the petroleum exploration industry for 25 years.

A copy of the press release relating to the appointment of Ms. Cunningham is attached hereto as Exhibit 99(a) and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

10(a) Form of Indemnification Agreement for Directors (filed as Exhibit 10(f) to Form 10-K of Cleveland-Cliffs Inc on February 2, 2001 and incorporated by reference)

99(a) Press Release dated September 13, 2005

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cleveland-Cliffs Inc

September 15, 2005	By:	George W. Hawk, Jr.

Name: George W. Hawk, Jr.
Title: General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.a	Press Release dated September 13, 2005